SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
March 11, 2009
INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)
1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)
Registrant’s telephone number, including area code: (714) 566-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
     On March 11, 2009, the Human Resources Committee of the Board of Directors (the “Committee”) of Ingram Micro Inc. (“Ingram Micro”) approved and established performance-based cash awards and performance-based restricted stock unit awards for each of Ingram Micro’s named executive officers, effective April 1, 2009 (the “Grant Date”), pursuant to the Corporation’s 2008 Executive Incentive Plan and Amended and Restated 2003 Equity Incentive Plan, respectively. These awards are based upon the achievement of certain pre-established financial performance goals which were approved and established by the Committee on March 11, 2009. No awards will become earned or vested if the threshold performance levels are not met. Following is a summary of the material terms of these awards which are further subject to the terms and conditions set forth in the applicable plan and award agreement thereunder.

				Performance-Based
		Performance-	Performance-	Restricted Stock
Named Executive		Based Cash	Based Cash	Units (number of
Officer	Title	Award ($)(1)	Award ($) (2)	units)(2)
Gregory M.E. Spierkel	Chief Executive Officer	$900,000	$600,000	181,818
William D. Humes	Executive Vice President and Chief Financial Officer	375,000	—	34,091
Alain Monié	President and Chief Operating Officer	700,000	—	63,636
Alain Maquet	Senior Vice President and President, Ingram Micro Latin America	225,000	—	20,455

(1)	Subject to satisfaction of the performance goals, the award will become fully vested in the event that the named executive officer remains an employee in good standing with the Corporation through the second anniversary of the Grant Date; provided, however, that if the named executive officer is terminated without cause after the one-year anniversary of the Grant Date, then he will become vested with regard to a pro-rata share of the award based on the number of months that he is employed with the Corporation, through the second anniversary of the Grant Date.

(2)	Subject to satisfaction of the performance goals, the award will become fully vested in the event that the named executive officer remains an employee in good standing with the Corporation through the third anniversary of the Grant Date; provided, however, that if the named executive officer is terminated without cause after the one-year anniversary of the Grant Date, then he will become vested with regard to a pro-rata share of the award based on the number of months that he is employed with the Corporation, through the third anniversary of the Grant Date.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
By:	/s/ Larry C. Boyd
	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel

Date: March 17, 2009

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